United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

Viveon Health Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC

Spalding Exchange

3953 Holcomb Bridge Rd., Suite 200

Norcross, GA 30092

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (404) 861-5393

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	VHAQU	NYSE American, LLC
Common Stock	VHAQ	NYSE American, LLC
Warrants	VHAQW	NYSE American, LLC
Rights	VHAQR	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 6, 2023, Viveon Health Acquisition Corp. (“Viveon Health”) and Clearday, Inc. (“Clearday”) issued a joint press release announcing the signing of a definitive agreement (the “Merger Agreement”) for a proposed business combination between the two companies (the “Business Combination”). A copy of the press release is furnished hereto as Exhibit 99.1.

Furnished as Exhibit 99.2 is the investor presentation that will be used by Viveon and Clearday in connection with the Business Combination and related matters.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Viveon Health will file a registration statement on Form S-4 containing a preliminary proxy statement/prospectus (the “Form S-4”) with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of Viveon Health’s common stock in connection with the solicitation of proxies for the vote by Viveon Health’s stockholders with respect to the proposed transaction and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Clearday’s stockholders in connection with the proposed business combination. Clearday will also distribute the proxy statement included in the Form S-4 to the holders of its securities entitled to vote at a stockholders meeting in connection with the solicitation of proxies for the vote by Clearday stockholders with respect to the proposed transaction and other matters as described in the Form S-4 that require approval of the Clearday stockholders. After the Form S-4 has been filed and declared effective, Viveon Health will mail a definitive proxy statement/prospectus, when available, to its stockholders and Clearday will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors, security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Viveon Health, Clearday and the proposed business combination. Additionally, each of Viveon Health and Clearday will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Viveon Health and security holders of Clearday are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K (this “Current Report”) is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

Viveon Health and its directors and executive officers may be deemed participants in the solicitation of proxies from Viveon Health’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Viveon Health will be included in the Form S-4 for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about Viveon Health’s directors and executive officers and their ownership of Viveon Health’s common stock is set forth in Viveon Health’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the SEC on March 31, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the direct and indirect interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the SEC’s web site at www.sec.gov.

Clearday and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Viveon Health in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Form S-4 for the proposed business combination. Information about Clearday’s directors and executive officers and their ownership in Clearday is set forth in Clearday’s Annual Report on Form 10-K/A for the year ended December 31, 2021 and filed with the SEC on May 17, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “assume,” “estimate,” “would,” “could,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding: the proposed transactions contemplated by the merger agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the longevity health care sector’s continued growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Viveon Health’s and Clearday’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Viveon Health and/or Clearday following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Viveon Health or Clearday, certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Clearday’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Viveon Health’s shares of common stock on the NYSE American following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Clearday to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Clearday may be adversely affected by other economic, business, and/or competitive factors; (12) the amount of redemption requests made by Viveon Health’s stockholders; and (13) other risks and uncertainties indicated from time to time in the final prospectus of Viveon Health for its initial public offering dated December 22, 2020 filed with the SEC, Viveon Health’s Annual Report on Form 10-K, Clearday’s Annual Report on Form 10-K and the Form S-4 relating to the proposed business combination, including those under “Risk Factors” therein, and in Viveon Health’s and Clearday’s other filings with the SEC. The foregoing list of factors is not exclusive and Viveon Health and Clearday caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Viveon Health and Clearday do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Viveon Health nor Clearday gives any assurance that the combined company will achieve its expectations.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This Current Report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release issued by Viveon and Clearday on April 6, 2023.
99.2	Investor Presentation dated April 2023.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2023

Viveon Health Acquisition Corp.

By:	/s/ Jagi Gill
Name:	Jagi Gill
Title:	Chief Executive Officer